Filed under Rule 497(e) Registration No. 002-83631

VALIC COMPANY I

Asset Allocation Fund

Broad Cap Value Income Fund

Dividend Value Fund

Global Real Estate Fund

Health Sciences Fund

Inflation Protected Fund

International Government Bond Fund

Value Fund

(each a “Fund” and collectively, the “Funds”)

Supplement to the Prospectus dated October 1, 2013

In each of the Fund’s Fund Summary, under Principal Investment Strategies of the Fund, the following paragraph is hereby inserted as the last paragraph, effective August 1, 2014:

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

In each of the Fund’s Fund Summary, under Principal Risks of Investing in the Fund, the following risk is hereby inserted, effective August 1, 2014:

Securities Lending Risk: Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Please keep this supplement for future reference.

Date:     July 31, 2014